UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

September 19th 2013

Date of Report (Date of earliest event reported)

Sharprock Resources Inc.

(Exact name of registrant as specified in its charter)

Nevada	000-53902	98-0460379
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

212-0833-00321 Calle Punta Colon Panama city, Panama	0833-00321
(Address of principal executive offices)	(Zip Code)

(507) 6672.5958

Registrant's telephone number, including area code

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

The Issuer’s Board of Directors has decided that it is in the best interest of the Issuer and its shareholders to voluntarily discontinue its filings with the British Columbia Securities Commission. The reason for this is that it has become cost prohibitive due to fees caused by redundancy with attorneys, accountants and other general costs. The Issuer believes its capital is better allocated back without this expense.

The Issuer is current with all its filings with the United States Securities and Exchange Commission and will continue to file current reports, as required, with the SEC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Sharprock Resources, Inc.

By /s/ Rene Hamouth
Date: September 20, 2013	Rene Hamouth / CEO